AXA Equitable Life Insurance Company

Supplement dated May 24, 2019 to the Current Prospectus for:

..   EQUI-VEST(R) Strategies/SM/ (Series 900)
..   EQUI-VEST(R) Strategies/SM/ (Series 901)

--------------------------------------------------------------------------------

This Supplement adds information related to an exchange offer and modifies certain related information in the above-referenced current prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the "Prospectus"). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in your Prospectus or call (866) 638-0550.

                                EXCHANGE OFFER

This Supplement describes an Exchange Offer we are making to you in connection with your variable annuity contract. This Supplement contains important information that you should know before accepting this Exchange Offer.

                      NO ACTION IS REQUIRED ON YOUR PART

You are not required to accept this Exchange Offer or take any action under your Existing Contract. If you do not accept this Exchange Offer, your Existing Contract will continue unchanged.

In certain Employer-sponsored plans, your Employer or Plan may unilaterally accept this Exchange Offer. You can contact your financial professional for additional information.

You should carefully read this Supplement in conjunction with your Prospectus before making your decision regarding this Exchange Offer. If you have any questions about this Exchange Offer, contact your financial professional or call us directly at (866) 638-0550.

Why am I receiving this offer?

Your Employer or Plan has decided to make available to you the AXA Retirement 360 Defined Contribution Program (the "Program"), which is a retirement program designed to provide participants ("Participants") a single coordinated program selection of investment options, including certain mutual fund options and a fixed annuity contract option (each a "Program Investment Option" and collectively the "Program Investment Options"). In the future, we expect to expand the investment options available under the Program. Please note that certain Program Investment Options may be offered, advised or subadvised by AXA Equitable or one or more of our affiliates.

Because the Program is available to you and you are no longer able to contribute to your EQUI-VEST contract or certificate (each an "Existing Contract" and collectively the "Existing Contracts"), we will permit you to exchange some or all of your Existing Contract for one or more affiliated mutual funds that are also Program Investment Options (each an "Affiliated Mutual Fund" and collectively the "Affiliated Mutual Funds") without imposing withdrawal charges, although a market value adjustment may apply (the "Exchange Offer"). This Exchange Offer also includes, if applicable, any subsequent exchanges under the Program of shares of an Affiliated Mutual Fund for an Existing Contract or a New Contract (described below) and any future exchanges under the Program.

You should carefully read this Supplement and your Prospectus and the prospectuses for the Affiliated Mutual Funds before making your decision regarding this Exchange Offer. This Exchange Offer allows you to exchange some or all of the account value in your Existing Contract for one or more of the Affiliated Mutual Funds without paying withdrawal charges, although a market value adjustment may apply. You should only exchange some or all of the account value in your Existing Contract if you have determined you no longer need or want some or all of the Guaranteed Benefits (described below) provided by your Existing Contract. The Affiliated Mutual Funds do not offer any of these Guaranteed Benefits. If you accept this Exchange Offer your Guaranteed Benefits will terminate or be reduced and they cannot be reinstated.

What is this offer? How does this offer work?

You can exchange some or all of your Existing Contract without incurring withdrawal charges for one or more of the Affiliated Mutual Funds, although a market value adjustment may apply. The minimum amount that may be exchanged pursuant to this Exchange Offer is $20. If you are considering investing in one or more of the Affiliated Mutual Funds you should contact your financial professional, who will be able to explain the details of the Affiliated Mutual Funds and provide you with the proper forms and applications necessary to complete the transaction. Affiliated Mutual Funds can only be purchased through a broker-dealer and this Exchange Offer is not available through all broker-dealer firms.

Under this Exchange Offer, the full or partial exchange of your Existing Contract will not trigger any applicable withdrawal charge under your Existing Contract. In addition, since the Affiliated Mutual Funds do not have withdrawal charges, any account value from your Existing Contract transferred into the Affiliated Mutual Funds would not be subject to any withdrawal charge under the Affiliated Mutual Funds (but would be subject to all other charges and fees under each applicable Affiliated Mutual Fund). However, any exchange of account value from a fixed maturity option under a Series 900 Existing Contract will be subject to a market value adjustment which could decrease the amount to be exchanged or the amount remaining in the fixed maturity option, perhaps significantly.

Your Existing Contract has certain benefits that are not offered under any Affiliated Mutual Fund (the "Guaranteed Benefits"):

..   a standard death benefit;

..   the ability to annuitize at guaranteed annuitization rates and receive guaranteed income for life;

..   a guaranteed interest option (investment option that pays interest at guaranteed rates);

..   fixed maturity options (investment option that pays interest over a 1-10 year period);

..   a structured investment option (investment option that may credit interest based, in part, on the performance of an external index);

..   the optional Personal Income Benefit;

..   the optional enhanced death benefit; and

..   the Investment Simplifier (fixed dollar option and interest sweep).

You should carefully consider whether an exchange is appropriate for you by comparing the Guaranteed Benefits provided by your Existing Contract to the benefits and features provided by the Affiliated Mutual Fund(s). The Affiliated Mutual Funds do not provide any guaranteed benefits and if you accept this Exchange Offer your Guaranteed Benefits will be terminated or reduced, perhaps significantly.

You should also compare the fees and charges of your Existing Contract to the fees and charges of the Affiliated Mutual Funds (mutual fund annual operating expenses include management fees, distribution and/or service (12b-1) fees and other expenses). You will also pay a record keeping fee on assets invested in Affiliated Mutual Funds. There are no front-end or back-end sales charges for the Affiliated Mutual Funds. For a copy of the prospectus for an Affiliated Mutual Fund, please contact your financial professional or call (866) 638-0550. Please also see "How can I evaluate this offer?" and "Appendix I".

When your Employer or Plan made the Program available to you it also decided how ongoing contributions may be allocated. That decision determined the terms under which you can exchange some or all of the account value in your Existing Contract into one or more of the Affiliated Mutual Funds. Accordingly, since your Employer or Plan does not currently permit ongoing contributions to the Existing Contracts, you can elect to exchange some or all of the account value in your Existing Contract into one or more of the Affiliated Mutual Funds. Employer or Plan restrictions may prevent you from accepting this Exchange Offer. Amounts invested in one of more of the Affiliated Mutual Funds may be subject to more stringent withdrawal requirements. For more information, please see "Tax Information" in the Prospectus and "What are the tax implications of accepting the offer?" below.

We reserve the right to terminate or materially amend this Exchange Offer with respect to any or all Existing Contracts, as well as, any or all Affiliated Mutual Funds with notice at least 60 days prior to the date of termination or the effective date of the amendment, subject to the following limited exceptions. First, no such notice would be required if, under extraordinary circumstances, there is a suspension in the redemption of the Existing Contract under Section 22(e) of the 1940 Act or the rules thereunder. Second, no such notice would be required if the Affiliated Mutual Fund temporarily delays or ceases the sale of the security because it is unable to invest amounts effectively in accordance with applicable investment objectives, policies and restrictions.

Can I subsequently exchange back into my Existing Contract or a New Contract?

Since your Existing Contract and the New Contract (discussed below) are not currently Plan investment options accepting contributions, you cannot transfer from Affiliated Mutual Funds back into your Existing Contract or a New Contract. If, at some point in the future, Existing Contracts (or New Contracts as applicable) are Plan investment options accepting contributions, we also reserve the right to disallow all exchanges from the Affiliated Mutual Funds into Existing Contracts or New Contracts, as well as, the right to reject individual Participant's requests to exchange some or all of their value in the Affiliated Mutual Funds back into their Existing Contract or a New Contract without rejecting other Participant's requests or all Participant's requests. Please Note: Even if you exchange back into your Existing Contract or a New Contract, you may not receive the same level of Guaranteed Benefits as you originally had under your Existing Contract. Please see "How can I evaluate this offer?" and "Appendix I".

If permitted by your Employer or Plan at some future date, you may be able to exchange some or all of the value in your Affiliated Mutual Fund(s) back into your Existing Contract or, if your Existing Contract no longer exists (because you fully exchanged it for one or more of the Affiliated Mutual Funds or subsequently surrendered it), into a new contract. The new contract would be a newly issued version of your terminated Existing Contract if it is available for new sales (the "New Contract"). For a copy of the prospectus for the New Contract, please contact your financial professional or call (866) 638-0550. Please Note: A New Contract is only applicable if your Existing Contract no longer exists, and you will be required to complete the necessary application, order form or other documentation before the New Contract can be issued and the exchange from the Affiliated Mutual Funds completed. Amounts invested in one or more of the Affiliated Mutual Funds may be subject to more stringent withdrawal requirements which will be permanent even if you transfer back into your Existing Contract or a New Contract. For more information, please see "Tax Information" in the Prospectus and "What are the tax implications of accepting the offer?" below.

If you exchange back into your Existing Contract or a New Contract (which is not currently permitted), a new withdrawal charge period will attach to that exchanged amount. However, no withdrawal charge will be applied to subsequent exchanges back to Affiliated Mutual Funds pursuant to this Exchange Offer, although a market value adjustment may apply. You should only exchange shares of Affiliated Mutual Funds for an Existing Contract or New Contract (which is not currently permitted) if you have determined that you want some or all of Guaranteed Benefits provided by the Existing Contract or New Contract and you understand all of the fees and expenses that you would be paying under that contract.

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HOW CAN I EVALUATE THIS OFFER?

You must decide between: (1) keeping your Existing Contract; or (2) fully or partially exchanging your Existing Contract without any applicable withdrawal charges (although a market value adjustment may apply) for one or more of the Affiliated Mutual Funds.

IF YOU DO NOT ACCEPT OUR OFFER, your Existing Contract and all of the Guaranteed Benefits would continue unchanged, and any applicable charges would continue to be deducted from your account value.

IF YOU ELECT TO FULLY EXCHANGE YOUR EXISTING CONTRACT FOR ONE OR MORE OF THE AFFILIATED MUTUAL FUNDS:

..   Your Existing Contract and its Guaranteed Benefits would terminate.

..   Your account value would transfer without incurring any applicable withdrawal charges, although we will deduct a pro rata portion of the Annual Administrative Charge if your Existing Contract's account value is less than $25,000 and if you have activated the Personal Income Benefit we will also deduct a pro rata portion of that charge calculated from the date of the most recent participant date anniversary to the date of the exchange.

..   We will impose a market value adjustment on any account value exchanged from a fixed maturity option under a Series 900 Existing Contract, which could significantly decrease the amount to be exchanged, particularly if there is a long time remaining until the fixed maturity option's maturity date.

..   If account value is exchanged from the structured investment option prior to maturity the segment interim value calculation could result in a significant decrease in the amount to be exchanged.

..   In the future, you would not have the option to receive the lifetime income at guaranteed annuity rates.

..   Your beneficiaries would not receive the standard death benefit which could be greater than your account value provided by your Existing Contract.

..   You would not have the option to receive guaranteed lifetime income under the Personal Income Benefit.

..   Your beneficiaries would not receive the enhanced death benefit amount under your Existing Contract if you elected the enhanced death benefit.

IF YOU PARTIALLY EXCHANGE YOUR EXISTING CONTRACT FOR ONE OR MORE OF THE AFFILIATED MUTUAL FUNDS:

..   Your account value will be reduced by the amount of the exchange.

..   The Guaranteed Annual Withdrawal Amount and Ratchet Base under the Personal
    Income Benefit (if activated) and the death benefit amount will be reduced on a pro rata basis. Here the pro rata reduction is calculated by taking the percentage the account value is reduced and reducing the Guaranteed Annual Withdrawal Amount, Ratchet Base and death benefit amount by that same percentage. For example, assume an Existing Contract has a Personal Income Benefit account value of $60,000 (and a Non-Personal Income Benefit account value of $0) with a Guaranteed Annual Withdrawal Amount of $3,000, a Ratchet Base of $100,000 and a death benefit of $100,000. If seventy-five percent of the Existing Contract ($45,000) is exchanged for an Affiliated Mutual Fund, the Existing Contract's Guaranteed Annual Withdrawal Amount, Ratchet Base and death benefit will also be reduced by seventy-five percent to $750 and $25,000 and $25,000, respectively. As illustrated, the amount available for future withdrawals under the Personal Income Benefit would be significantly reduced, as would the death benefit and Ratchet Base by significantly more than the dollar amount of the exchange.

..   ACCEPTING THE EXCHANGE OFFER BEFORE AGE 65 OR EXCHANGING MORE THAN YOUR
    GUARANTEED ANNUAL WITHDRAWAL AMOUNT MAY RESULT IN AN EARLY OR EXCESS WITHDRAWAL UNDER THE PERSONAL INCOME BENEFIT EITHER OF WHICH COULD REDUCE OR TERMINATE THE BENEFIT.

..   The amount available for lifetime payments under the Personal Income
    Benefit will be reduced, possibly significantly.

..   We will impose a market value adjustment on any account value exchanged from a fixed maturity option under a Series 900 Existing Contract, which could significantly decrease the fixed maturity amount, particularly if there is a long time remaining until the fixed maturity option's maturity date.

..   If account value is exchanged from the structured investment option prior to maturity each Segment Investment will be reduced, possibly significantly.

..   The account value that can be used for annuity payments under the Existing
    Contract's annuity payment options will also be reduced.

You should compare your Existing Contract's Guaranteed Benefits with the Affiliated Mutual Fund's benefits and features. See "APPENDIX I". Under an Affiliated Mutual Fund the death benefit is equal to the Affiliated Mutual Fund account value, which could be more or less than your contributions, including the amount exchanged from your Existing Contract. In addition, you will not be able to annuitize your Affiliated Mutual Fund(s) and receive guaranteed lifetime income.

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When you purchased your Existing Contract, you decided that some or all of the
Guaranteed Benefits were important to you based on your personal circumstances at that time. When considering this Exchange Offer, you should consider whether you no longer need or want some or all of the Guaranteed Benefits provided by your Existing Contract, given your personal circumstances today and your future needs because, if you accept our Exchange Offer, you will be giving up or significantly reducing your Guaranteed Benefits. You should consider your specific circumstances, including your specific account values, death benefit value, Guaranteed Annual Withdrawal Amount and Ratchet Base under the Personal Income Benefit, and the following factors:

..   How long you intend to keep your Existing Contract.

..   Whether it is important for you to leave your Existing Contract's death benefit to your beneficiaries.

..   Whether your death benefit amount is greater than your account value.

..   Whether, given your current state of health, you believe you are likely to provide a death benefit to your beneficiaries.

..   Whether it is important for you to be able to receive guaranteed lifetime income.

..   Whether you have or will activate the Personal Income Benefit.

..   Whether your Ratchet Base and Guaranteed Annual Withdrawal Amount are
    higher than your current account value would support.

..   Whether, given your current state of health, you believe you are likely to live to enjoy the income provided by the Personal Income Benefit, if activated.

..   Whether the amount you plan to exchange will cause a Personal Income
    Benefit Early or Excess withdrawal.

..   If you are currently taking Guaranteed Annual Withdrawal Amount withdrawals, whether it is acceptable to have those withdrawals terminate or be reduced.

..   Whether the availability of a guaranteed interest option, fixed maturity options or structured investment option is important to you.

..   Whether a market value adjustment would apply.

..   Whether amounts would be exchanged out of the structured investment option prior to Segment maturity.

You should assess your own situation to decide whether to accept the Exchange Offer. Once terminated, your Guaranteed Benefits based on the values in your Existing Contract cannot be reinstated. In considering the factors above, and any other factors you believe relevant, you may wish to consult with your named beneficiaries, and your financial professional and other advisors. We cannot provide investment advice to you, including how to weigh any relevant factors for your particular situation. We cannot provide any advice regarding future account value, including whether investment options under your Existing Contract will experience market gains or losses. In addition to all the things you and your financial professional and advisors consider, please also consider the following questions:

1. Do you still need 100% of the guaranteed lifetime income provided by the Personal Income Benefit? If you do, then the offer is most likely not appropriate for you. If, on the other hand, your circumstances have changed and 100% of the guaranteed lifetime income provided by the Personal Income Benefit is not important, then you may want to consider the offer and decide if one or more of the Affiliated Mutual Funds is appropriate for you.

2. Do you still need 100% of the guaranteed death benefit? If you do, then the offer is most likely not appropriate for you. If, on the other hand, your circumstances have changed and 100% of the guaranteed death benefit is not important, then you may want to consider the offer and decide if one or more of the Affiliated Mutual Funds is appropriate for you.

3. Do you still need to invest in a guaranteed interest option at a guaranteed rate at least equal to your Existing Contract's guaranteed minimum annual rate? If you do, then the offer is most likely not appropriate for you. If, on the other hand, your circumstances have changed and a guaranteed interest option at a guaranteed rate at least equal to your Existing Contract's guaranteed minimum annual rate is not important, then you may want to consider the offer and decide if one or more of the Affiliated Mutual Funds is appropriate for you.

Also, if your Employer or Plan allows contributions into Existing Contracts (or New Contracts when applicable) in the future and we allow you to exchange from Affiliated Mutual Funds back into your Existing Contract or a New Contract, you likely will not receive the same level of Guaranteed Benefits and a new withdrawal charge period will start. There is no guarantee that your Employer or Plan will allow contributions into Existing Contracts or New Contracts in the future.

..   When you fully exchange your Existing Contract for one or more of the
    Affiliated Mutual Funds, you lose the value of your existing Guaranteed Benefits which may be greater than the amount exchanged. If you later are allowed to exchange out of your Affiliated Mutual Funds into a New Contract, you establish guaranteed benefits in the New Contract equal to the amount exchanged from the Affiliated Mutual Funds which may be less. For example, assume your standard death benefit amount ($100,000) was greater than your account value ($90,000) when you fully exchanged your Existing Contract into three Affiliated Mutual Funds. A year later your Employer reopens Existing Contracts as a Plan investment option and you decide to exchange the value in your Affiliated Mutual Funds ($96,000) into a New Contract. Your new death benefit amount in the New Contract ($96,000) is equal to the amount you exchange into the New Contract not the original death benefit amount which was higher.

..   When you partially exchange your Existing Contract for one or more of the
    Affiliated Mutual Funds, the value of your remaining Guaranteed Benefits are reduced on a pro rata basis (as discussed above). If you later are allowed to exchange the same amount from your Affiliated Mutual Funds back into your Existing Contract, the value of your Guaranteed Benefits may be lower. For example, assume your standard

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   death benefit amount ($100,000) was greater than your account value
   ($90,000) when you exchanged $45,000 into three Affiliated Mutual Funds. Your Existing Contract's death benefit amount immediately after the partial exchange would be $50,000 (the account value was reduced by 50% and therefore the death benefit was reduced by 50%). A year later your Existing Contract's account value is $49,000 and its death benefit is still equal to $50,000. If your Employer reopens Existing Contracts as a Plan investment option and you then exchange the value in your Affiliated Mutual Funds ($48,000) back into your Existing Contract, your Existing Contract's death benefit amount immediately after the exchange will be $98,000 ($50,000 + $48,000), which is lower than the original death benefit amount even though the account value of your Existing Contract and the value of the Affiliated Mutual Funds both increased before the exchange back into your Existing Contract.

Please remember, the Affiliated Mutual Funds do not provide any guaranteed benefits. If you exchange 100% of your account value under your Existing Contract for one or more of the Affiliated Mutual Funds, your Existing Contract will terminate, and you will lose your Guaranteed Benefits. If you exchange only a portion of your account value, the amount exchanged will reduce the account value of your Existing Contract on a dollar-for-dollar basis and will generally reduce the value of your death benefit, as well as, your Guaranteed Annual Withdrawal Amount and Ratchet Base under the Personal Income Benefit on a pro rata basis which could be greater than the dollar amount exchanged and could significantly reduce or terminate the Personal Income Benefit. You will also be subject to all the fees and charges under each applicable Affiliated Mutual Fund.

How do I accept this offer?

To accept this Exchange Offer, you must (1) be enrolled in the Program (please contact your financial professional for more information on how to enroll in the Program) and (2) complete the applicable exchange form. Please complete, sign and date the exchange form and return it to us at the following address:

  AXA Equitable EQUI-VEST(R) Processing Office
  P.O. Box 4956
  Syracuse, NY 13221-4956

We will not process your acceptance of the offer until all applicable requirements are satisfied. Transactions requested but not completed due to your failure to provide sufficient information, or for any other reason beyond our control, will not be eligible for the offer.

Good order. If the Exchange Offer is received before the market closes on a business day, then the exchange out of the Existing Contract and the purchase of shares of the Affiliated Mutual Fund will occur at the next calculated price. The Exchange Offer is not available on (1) any day that you are not enrolled in the Program and (2) on a non-business day (including a non-Segment Business Day if account value is being exchanged out of a Segment). We will not consider your acceptance of the offer to be in good order if we receive it on such a day or if it is missing any necessary information. If we receive your acceptance on a non-business day and it is otherwise complete, the exchange out of your Existing Contract and the purchase of shares of the Affiliated Mutual Fund will be processed on the next business day.

What are the tax implications of accepting the offer?

We view exchanges from the Existing Contracts in whole or in part to one or more of the Affiliated Mutual Funds as a "contract exchange within the same 403(b) plan," as described in "Direct transfer contributions" in your Prospectus and therefore, accepting this Exchange Offer will generally not be viewed as a taxable distribution to you. However, amounts exchanged into one or more of the Affiliated Mutual Funds, including earnings, may be subject to more stringent withdrawal restrictions (e.g., employer and after tax contributions cannot be withdrawn before the participant has a severance from employment, becomes disabled or attains age 59/1//\\2\\). If you later exchange some or all of those amounts in your Affiliated Mutual Funds back into your Existing Contract or a New Contract, such withdrawal restrictions will remain with respect to those amounts. For more information, please see "Tax Information" in your Prospectus. You should discuss with your tax advisor whether it makes sense for you to accept the offer.

More information about this offer.

Although we do not directly compensate your financial professional based on your acceptance of this Exchange Offer, your financial professional may receive payments of varying amounts that may provide an incentive in recommending whether or not you should accept this Exchange Offer. For example, if you exchange some or all of your Existing Contract for an Affiliated Mutual Fund, your financial professional may receive compensation upon completion of that exchange. You should contact your financial professional for information about the compensation he or she receives. For additional information about compensation paid to your financial professional, see "Distribution of the contracts" in "More information" in your Prospectus.

Please note that your Existing Contract and any New Contract, if applicable, may each be a Program Investment Option. For ease of discussion regarding this Exchange Offer, this Supplement separates your Existing Contract and any New Contract from the Program Investment Options.

All exchanges are subject to our policies and procedures concerning frequent or disruptive transfer activity.

The Exchange Offer may vary for certain contracts, certificates, and in certain states and may not be available for all contracts or certificates, in all states, at all times or through all financial intermediaries. All material variations are described in this supplement. We may suspend, modify, or terminate this Exchange Offer at any time with notice, as described in this supplement. In the future, we may make new, additional or modified offers in connection with these Existing Contracts or certain benefits thereunder with different terms that may be more or less favorable than the terms described herein.

                                  APPENDIX I

The following chart provides a brief summary comparison of some of the important features of your Existing Contract and the Affiliated Mutual Funds and between the Affiliated Mutual Funds and a New Contract. You should not rely solely on this chart in examining the differences between your Existing Contract and the Affiliated Mutual Funds and between the Affiliated Mutual Funds and a New Contract. There may be other differences important for you to consider prior to purchasing an Affiliated Mutual Fund or a New Contract. You should read your Prospectus and other information related to your Existing Contract and the prospectus for an Affiliated Mutual Fund and a New Contract prior to requesting any exchange. If you would like a prospectus for an Affiliated Mutual Fund or a New Contract, contact your financial professional or call (866) 638-0550. Please note, this chart does not create or modify any existing rights or Guaranteed Benefits, all of which are only established by your Existing Contract. Your Employer or Plan does not currently allow contributions into Existing Contracts or New Contracts, and there is no guarantee that they will do so in the future.

                                       Series 900              Series 901        AFFILIATED MUTUAL FUNDS
---------------------------------------------------------------------------------------------------------
Annual Administrative Charge/1/      $65 (maximum)           $65 (maximum)                $0
                                  $0-$30 (current)/2/     $0-$30 (current)/2/
---------------------------------------------------------------------------------------------------------
Separate Account Expenses             0.25%-1.20%               0%-1.15%                   0
---------------------------------------------------------------------------------------------------------
Variable Investment Option            0.59%-2.07%             0.59%-2.07%                  0
Fees
---------------------------------------------------------------------------------------------------------
Record Keeping Fee                         0                       0                  0.15%-1.20%
---------------------------------------------------------------------------------------------------------
Mutual Fund Annual Operating               0                       0                  0%-2.26%/3/
Expenses
---------------------------------------------------------------------------------------------------------
Maximum Withdrawal Charge                  6%                      6%                     0%
---------------------------------------------------------------------------------------------------------
Living Benefit (charge)          Personal Income         Personal Income                  No
                                 Benefit guarantees      Benefit guarantees
                                 that you can take       that you can take
                                 withdrawals from your   withdrawals from your
                                 Personal Income         Personal Income
                                 Benefit account value   Benefit account value
                                 up to your Guaranteed   up to your Guaranteed
                                 Annual With-drawal      Annual With-drawal
                                 Amount each year even   Amount each year even
                                 if your Personal        if your Personal
                                 Income Benefit account  Income Benefit account
                                 value falls to zero by  value falls to zero by
                                 other than an early or  other than an early or
                                 excess withdrawal       excess withdrawal
                                 beginning at age 65 or  beginning at age 65 or
                                 later and subject to a  later and subject to a
                                 distributable event     distributable event
                                 (1.00%)                 (1.00%)
---------------------------------------------------------------------------------------------------------
Variable Investment Options       96 (various classes)    99 (various classes)             0
---------------------------------------------------------------------------------------------------------
Death Benefit                    The greater of:         The greater of:             Account Value
                                 (i) your account        (i) your account
                                 value, less any         value, less any
                                 out-standing loan       out-standing loan
                                 balance plus accrued    balance plus accrued
                                 interest as of the      interest as of the
                                 date we receive         date we receive
                                 satisfactory proof of   satisfactory proof of
                                 death, any required     death, any required
                                 instructions,           instructions,
                                 information and forms   information and forms
                                 neces-sary to effect    neces-sary to effect
                                 payment; and (ii) your  payment; and (ii) your
                                 total con-tributions,   total con-tributions,
                                 adjusted for            adjusted for
                                 withdrawals and any     withdrawals and any
                                 withdrawal charges and  withdrawal charges and
                                 any taxes that may      any taxes that may
                                 apply, less any         apply, less any
                                 outstanding loan        outstanding loan
                                 balance plus accrued    balance (in certain
                                 interest.               newer contracts there
                                                         is no outstanding loan
                                                         balance) plus accrued
                                                         interest.
---------------------------------------------------------------------------------------------------------
Enhanced Death Benefit           The greater of: (a)     The greater of: (a)              No
                                 your account value      your account value
                                 (without any negative   (without any negative
                                 market value            market value
                                 adjustment that would   adjustment that would
                                 other-wise apply) as    other-wise apply) as
                                 of the date we receive  of the date we receive
                                 satisfactory proof of   satisfactory proof of
                                 your death, any         your death, any
                                 required instructions   required instructions
                                 for the method of       for the method of
                                 payment, information    payment, information
                                 and forms necessary to  and forms necessary to
                                 effect payment (less    effect payment (less
                                 any outstanding loan    any outstanding loan
                                 and accrued loan        and accrued loan
                                 interest); and (b) the  interest); and (b) the
                                 enhanced death benefit  enhanced death benefit
                                 as of the date of your  as of the date of your
                                 death. On the           death. On the
                                 partic-ipation date,    partic-ipation date,
                                 your enhanced death     your enhanced death
                                 benefit equals your     benefit equals your
                                 initial contribution.   initial contribution.
                                 Then, on each third     Then, on each third
                                 partic-ipation date     partic-ipation date
                                 anniversary until you   anniversary until you
                                 are age 85, we will     are age 85, we will
                                 determine your          determine your
                                 enhanced death benefit  enhanced death benefit
                                 by compar-ing your      by compar-ing your
                                 current enhanced death  current enhanced death
                                 benefit to your         benefit to your
                                 account value. If your  account value. If your
                                 account value is        account value is
                                 higher than your        higher than your
                                 enhanced death          enhanced death
                                 benefit, we will        benefit, we will
                                 increase your enhanced  increase your enhanced
                                 death benefit to equal  death benefit to equal
                                 your account value. On  your account value. On
                                 the other hand, if      the other hand, if
                                 your account value on   your account value on
                                 any third               any third
                                 participation date      participation date
                                 anniversary is less     anniversary is less
                                 than your enhanced      than your enhanced
                                 death benefit, we will  death benefit, we will
                                 not adjust your         not adjust your
                                 enhanced death benefit  enhanced death benefit
                                 either up or down.      either up or down.
---------------------------------------------------------------------------------------------------------

                                       Series 900              Series 901            AFFILIATED MUTUAL FUNDS
------------------------------------------------------------------------------------------------------------------
Guaranteed minimum annual                1%-3%                   1%-3%                          No
rate in the Guaranteed Interest
Option/4/
------------------------------------------------------------------------------------------------------------------
Fixed Maturity Options/5/                 Yes                      No                           No
------------------------------------------------------------------------------------------------------------------
Structured Investment Option/6/           Yes                     Yes                           No
------------------------------------------------------------------------------------------------------------------
Lifetime Payout Option                    Yes                     Yes                           No
------------------------------------------------------------------------------------------------------------------
Additional Features              Investment simplifier;  Investment simplifier;  ProNvest Managed Account Service
                                 ProNvest Managed        ProNvest Managed
                                 Account Service         Account Service

1  Or 2% of account value if less.
2 May be waived if account value exceeds certain amounts. See your Existing Contract for details.
3 Your Plan will designate the Mutual Funds which are available to you as Mutual Fund Program Investment Options. The high and low Mutual Fund Annual Operating Expenses will vary based on the Mutual Fund Program Investment Options available to you.
4 The guaranteed interest option is part of our general account and pays interest at guaranteed rates that are reset periodically.
5 The fixed maturity option is part of our general account and pays interest at a fixed rate for the duration of the option (generally between 1-10 years). A positive or negative market value adjustment applies if amounts are withdrawn before maturity.
6  The Structured Investment Option is an index-linked investment option.

  EQUI-VEST(R) is issued by and is a registered service mark of AXA Equitable
                    Life Insurance Company (AXA Equitable).

Co-distributed by affiliates AXA Advisors, LLC and AXA Distributors, LLC. 1290
                  Avenue of the Americas, New York, NY 10104.
   Copyright 2019 AXA Equitable Life Insurance Company. All rights reserved.

                     AXA Equitable Life Insurance Company
                1290 Avenue of the Americas, New York, NY 10104
                                (212) 554-1234

                                      #688974